Exhibit 99.1

THE PANTRY ANNOUNCES DATE FOR SPECIAL MEETING OF STOCKHOLDERS TO VOTE ON PROPOSED MERGER WITH ALIMENTATION COUCHE-TARD

Cary, North Carolina - February 6, 2015 -- The Pantry, Inc. (NASDAQ: PTRY) today announced that it has scheduled a special meeting of The Pantry stockholders for March 10, 2015 to consider and vote upon the previously announced proposed merger with a U.S. subsidiary of Alimentation Couche-Tard Inc. The special meeting will be held at 10:00 a.m. Eastern Time at the Springhill Inn and Suites at 1128 Ledsome Lane, Cary, North Carolina.

The Pantry stockholders of record as of the close of business on February 3, 2015 will be mailed the proxy statement in connection with the proposed merger and will be entitled to vote at the special meeting. The proxy statement will be mailed to The Pantry stockholders on or about February 6, 2015.

The parties currently expect to complete the proposed merger promptly following approval by The Pantry stockholders, subject to the satisfaction of the other conditions set forth in the merger agreement, including, without limitation, the receipt of necessary governmental or regulatory approvals.

BofA Merrill Lynch is acting as exclusive financial advisor to The Pantry. Willkie Farr & Gallagher LLP and Smith Anderson are acting as legal advisors to The Pantry.

Additional Information

In connection with the proposed transaction, The Pantry has filed a definitive proxy statement concerning the proposed transaction with the Securities and Exchange Commission (“SEC”). The Pantry will mail the definitive proxy statement to its stockholders on or about February 6, 2015. Investors and stockholders are urged to read the proxy statement and any other relevant documents filed with the SEC when they become available, as well as any amendments or supplements to those documents, because they will contain important information about the transaction. Investors and stockholders may obtain a copy of the proxy statement as well as other filings containing information about The Pantry free of charge at the SEC’s Web Site at http://www.sec.gov. In addition, the proxy statement, the SEC filings that are or will be incorporated by reference in the proxy statement and the other documents filed with the SEC by The Pantry may be obtained free of charge from The Pantry’s Investor Relations page on its corporate website at http://www.thepantry.com.

The Pantry and its directors, executive officers, and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in favor of the proposed transaction from the stockholders of The Pantry. Information about the directors and executive officers of The Pantry is set forth in The Pantry’s Annual Report on Form 10-K for the year ended September 25, 2014, as amended on January 23, 2015. Additional information regarding participants in the proxy solicitation may be obtained by reading the proxy statement regarding the proposed transaction.

About The Pantry, Inc.
Headquartered in Cary, North Carolina, The Pantry, Inc. is a leading independently operated convenience store chain in the southeastern United States and one of the largest independently operated convenience store chains in the country. As of January 29, 2015, the Company operated 1,509 stores in thirteen states under select banners, including Kangaroo Express®, its primary operating banner. The Pantry’s stores offer a broad selection of merchandise, as well as fuel and other ancillary services designed to appeal to the convenience needs of its customers.
Safe Harbor Statement
Statements made by the Company in this press release relating to future plans, events, or financial condition or performance are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified by the use of words such as “expect,” “plan,” “anticipate,” “intend,” “outlook,” “guidance,” “believes,” “should,” “target,” “goal,” “forecast,” “will,” “may” or words of similar meaning. Forward-looking statements are likely to address matters such as the Company’s anticipated financial condition and performance, including sales, expenses, margins, tax rates, capital expenditures, profits, cash flows, liquidity and debt levels, as well as our pricing and merchandising strategies and their anticipated impact and our intentions with respect to acquisitions, the construction of new stores, including additional quick service restaurants, the remodeling of our existing stores and store closures. These forward-looking statements are based on the Company’s current plans and expectations and involve a number of risks and uncertainties that could cause actual results and events to vary materially from the results and events anticipated or implied by such forward-looking statements.

The following factors, among others, could cause actual results and events to differ materially from those expressed or implied in the forward-looking statements: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (2) the inability to complete the transactions contemplated by the merger agreement due to the failure to obtain the required stockholder approval; (3) the inability to satisfy the other conditions specified in the merger agreement, including, without limitation, the receipt of necessary governmental or regulatory approvals required to complete the transactions contemplated by the merger agreement; (4) the risk that the proposed transactions disrupt current plans and operations, increase operating costs and the potential difficulties in customer loss and employee retention as a result of the announcement and consummation of such transactions; (5) the outcome of any pending or future legal proceedings against the Company relating to the merger agreement and transactions contemplated therein; and (6) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors.

Any number of other factors could affect actual results and events, including, without limitation; the Company’s ability to enhance its operating performance through its in-store initiatives, store remodel programs and the addition of new equipment and products to existing stores; fluctuations in domestic and global petroleum and fuel markets; realizing expected benefits from the Company’s fuel supply agreements; changes in the competitive landscape of the convenience store industry, including fuel stations and other non-traditional retailers located in the Company’s markets; the effect of national and regional economic conditions on the convenience store industry and the Company’s markets; the global financial crisis and uncertainty in global economic conditions; wholesale cost increases of, and tax increases on, tobacco products; the effect of regional weather conditions and climate change on customer traffic and spending; legal, technological, political and scientific developments regarding climate change;
financial difficulties of suppliers, including the Company’s principal suppliers of fuel and merchandise, and their ability to continue to supply its stores; the Company’s financial leverage and debt covenants; a disruption of our IT systems or a failure to protect sensitive customer, employee or vendor data; the ability of the Company to identify suitable new store sites and acquisition targets and to take advantage of expected synergies in connection with acquisitions; the actual operating results of new or acquired stores; the ability of the Company to divest non-core assets; environmental risks associated with selling petroleum products; and governmental laws and regulations, including those relating to the environment and the impact of mandated health care laws. These and other risk factors are discussed in the Company’s Annual Report on Form 10-K and in its other filings with the SEC. While the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so.